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                                                                   Exhibit 99.2

Deloitte & Touche LLP
50 Fremont Street
San Francisco, California 94105-2230

Tel: (415) 783 4000
Fax: (415) 783 4329
www.deloitte.com
                                                                     Deloitte
                                                                     & Touche

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-00417 of The Gap, Inc. on Form S-8 of our report dated May 31, 2002, appearing in this Annual Report on Form 11-K of GapShare for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

June 25, 2002

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